UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	July 28, 2005

1ST CONSTITUTION BANCORP

(Exact name of registrant as specified in its charter)

New Jersey	000-32891	22-3665653

(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

2650 Route 130 P.O. Box 634, Cranbury, New Jersey	08512

____________________________________________________________

(Address of principal executive offices)	(Zip code)

 Registrant’s telephone number, including area code: (609) 655-4500

Not Applicable

_________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 2.02 Results of Operations and Financial Condition.

     On July 28, 2005, 1st Constitution Bancorp issued a press release reporting earnings and other financial results for its second quarter ended June 30, 2005. A copy of the press release is attached and is being furnished as Exhibit 99.

Item 9.01. Financial Statements and Exhibits.

c.	Exhibits.

99 Press Release of 1st Constitution Bancorp, dated July 28, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

1ST CONSTITUTION BANCORP

Date:	July 28, 2005	By: /s/ Joseph M. Reardon
		Name:	Joseph M. Reardon
		Title:	Senior Vice President and Treasurer

EXHIBIT INDEX

Exhibit No.	Title

99	Press Release of 1st Constitution Bancorp, dated July 28, 2005